SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
          February 12, 2007 (February 9, 2007)
Date of Report (Date of earliest event reported)
          Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
          HLI Operating Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
          15300 Centennial Drive, Northville, Michigan 48168
(Address of principal executive offices)          (Zip Code)
                                                     (734) 737-5000
(Registrant’s telephone number, including area code)
                                                   Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
ITEM 7.01. Regulation FD Disclosure.
SIGNATURES

ITEM 1.01. Entry into a Material Definitive Agreement.
     On February 9, 2007, Hayes Lemmerz International, Inc. (the “Company”) and its subsidiary, HLI Operating Company, Inc., entered into Amendment No. 3, Waiver and Consent (the “Amendment”) to its Amended and Restated Credit Agreement dated as of April 11, 2005 (the “Credit Agreement”) with the lenders and issuers from time to time party thereto; Citicorp North America, Inc., as First Lien Agent, Second Lien Agent and Collateral Agent; Lehman Commercial Paper Inc., as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent. Pursuant to the Amendment, the lenders consented to the consummation of the transactions contemplated by the Stock Purchase Agreement among HLI Operating Company, Inc. and HLI Suspension Holding Company, Inc. (together the “Sellers”) and Diversified Machine, Inc. (“Buyer”) pursuant to which the Sellers agreed to sell to the Buyer all of the issued and outstanding shares of capital stock of Hayes Lemmerz International — Bristol, Inc., and Hayes Lemmerz International — Montague, Inc. The Amendment also permits the Company to exchange its 10 1/2 % Senior Notes due 2010 for common stock of the Company.
ITEM 7.01. Regulation FD Disclosure.
     The disclosure under Item 1.01 is incorporated in this Item 7.01 by reference.
     The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
     The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: February 12, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: February 12, 2007